Withdrawals and Distributions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Withdrawals and Distributions	WITHDRAWALS AND DISTRIBUTIONS
Withdrawals from participants’ account balances are allowed when participants reach age 59-1/2. Withdrawals are also allowed due to “hardship” and other circumstances in accordance with terms of the Plan. Terminated employees may take distributions at any age, subject to penalties based upon age at the time of distribution. Automatic distributions from the Plan will be made upon termination of employment (by retirement, death, disability or otherwise) if the participant’s account balance is less than $7,000. Beneficiaries of deceased employees can remain in the Plan. If a withdrawing participant’s account balance is less than $7,000, and the participant does not make an election to either have the account paid as a direct rollover or as a cash payment, the distribution will be paid as a direct rollover to an individual retirement account established for the participant. If a withdrawing participant’s account balance exceeds $7,000, the participant may elect to defer payment until he or she is age 73. Distributions can be either in the form of a lump sum, partial distribution or substantially equal monthly, quarterly, semiannual or annual installments. The unpaid portion of all loans made to the participant, including accrued interest, will be deducted from the amount of the participant account to be distributed. Distributions payable to participants as of December 31, 2025 and 2024 were $0.